Fourth Quarter 2011 Earnings Conference Call February 9, 2012 Exhibit 99.2

Forward-Looking Statements

Certain items in this presentation and other information we provide from time to time may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not necessarily limited to, statements relating to future events and financial performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,”
“believes,” “appears,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of factors that could lead to actual results materially different from those described in the forward-looking statements in this presentation, including operating ratio goals. RailAmerica, Inc. can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this presentation. Factors that could have a material adverse effect on our operations and future prospects or that could cause actual results to differ materially from RailAmerica, Inc.’s expectations include, but are not limited to, prolonged capital markets disruption and volatility, general economic conditions and business conditions, our relationships with Class I railroads and other connecting carriers, our ability to obtain railcars and locomotives from other providers on which we are currently dependent, legislative and regulatory developments including rulings by the Surface Transportation Board or the Railroad
Retirement Board, strikes or work stoppages by our employees, our transportation of hazardous materials by rail, rising fuel costs, goodwill assessment risks, acquisition risks, competitive pressures within the industry, risks related to the geographic markets in which we operate; and other risks detailed in RailAmerica, Inc.'s filings with the Securities and Exchange Commission, including our
Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.  In addition, new risks and uncertainties emerge from time to time, and it is not possible for RailAmerica, Inc. to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this presentation. RailAmerica, Inc. expressly disclaims any obligation to release publicly any updates or revisions to any forward-
looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Executive Summary John Giles, President and Chief Executive Officer 3

Fourth quarter 2011 overview

Strategic Focus Accomplishments
Organic Growth
External Growth
Financial Flexibility
Revenue increased 15%
• Carloads declined 2%
• Average freight revenue per car up  7%
• Non-freight revenue up 48%
Operating income (excl. 45G, impairments & asset sales) up 30%¹
Adjusted net income²
of $0.33 per share
Announced acquisitions
• Marquette Railroad
• Wellsboro & Corning Railroad and Industrial Waste Group
Repurchased $12.9 million of shares in Q4
Redeemed $74 million of Senior Notes in January, 2012
Announced tender offer in February, 2012 for Senior Notes
______________________
Note: (1) See page 27 to 28 for a reconciliation to GAAP.  Reported operating income down 15% for Q4 2011 versus Q4 2010.
(2) See page 29 for a reconciliation to GAAP.  Reported net income of $0.29 per share for Q4 2011.

Strong 2011 drives momentum into 2012

______________________
Note: (1) See page 27 to 28 for a reconciliation to GAAP.
(2) See page  29 for a reconciliation to GAAP.
Operating income (excl. 45G, impairments & asset sales) up 16%
1
and full year adjusted net income per share up 39%
2
Core operations performing well and positioned for growth
Announced acquisitions will add incremental growth
Acquisition pipeline is strong
Opportunities to lower debt costs (redemption and tender offer)
Operating income (excl. 45G, impairments & asset sales) ¹ $’s in millions

Commercial Update 6

($in millions)
Q4 2011 revenue up $19.7 million versus Q4 2010.
Strong pricing plus higher fuel surcharge and non-freight revenue growth offset lower volume.
$127.6
($1.5)
$4.5
$2.3
$14.4
$147.3
Q4 2010 Volume Rev. Per Car Fuel Surcharge Non-Freight Q4 2011
Freight Revenue up $5.3
Fourth quarter 2011 revenue up 15%
______________________
Note: Numbers may not add or recalculate due to rounding.
+15%

Fourth quarter 2011 carloads declined 2%

______________________
Note: Numbers may not add or recalculate due to rounding.
Revenue
Q4 Q4 Q4 2011 vs. Q4 2011 vs.
2010 2011 Q4 2010 Q4 2010
Industrial Products Subtotal 90,709       90,785       0% 8%
Chemicals 24,197       21,180       -12% -3%
Pulp, Paper & Allied Products 16,258       14,878       -8% -13%
Metallic Ores and Metals 15,412       17,436       13% 29%
Waste & Scrap Materials 13,760       14,884       8% 17%
Petroleum 10,946       9,776         -11% -6%
Other 7,785         8,021         3% 38%
Motor Vehicles 2,351         4,610         96% 104%
Agricultural & Food Products Subtotal 49,443       47,507       -4% -1%
Agricultural Products 35,248       32,827       -7% -6%
Food or Kindred Products 14,195       14,680       3% 11%
Coal 44,593       40,925       -8% -9%
Construction Products Subtotal 30,709       32,631       6% 17%
Non-Metallic Minerals and Products 19,752       20,482       4% 12%
Forest Products 10,957       12,149       11% 24%
Total 215,454      211,848      -2% 5%
Total (excluding coal) 170,861      170,923      0% 7%
"Same Railroad" 215,454      210,359      -2% 5%
Carloads

Fourth quarter 2011 average freight revenue per carload up 7%

Change in Average Freight Revenue per Carload
(Versus Prior Year Period)
7.2%
5.1%
Q4 2011 vs. Q4 2010
Reported Excl Fuel Surcharge & Foreign Exchange
Core price increases of + 4%.

Fourth quarter non-freight revenue up 48%

______________________
Note: Numbers may not add or recalculate due to rounding.
Non-freight revenue increase was broad based.
Strong increase in engineering services revenue.
($ millions) Q4 2010 Q4 2011 % Change
Non-Freight Revenue $29.6 $44.0 48%
Non-Freight Revenue Detail:
Engineering Services $6.5 $19.9 204%
Car Storage 4.9                 3.7                 -25%
Demurrage 3.0                 4.7                 57%
Car Repair 3.0                 3.2                 5%
Real Estate Lease Income 2.8                 3.0                 6%
Switching 1.6                 2.5                 56%
Car Hire Revenue 1.0                 1.0                 5%
Other 6.8                 6.1                 -11%

2012 Commercial Overview

Growth Component
Opportunity Pipeline
Organic Growth
Over 400 active commercial opportunities
Industrial Development
• Two new facilities already under construction
• Three plant expansions
• Three new transload facilities
Modest GDP growth
Headwinds for coal
Promising outlook for 2012 harvest
Favorable outlook for international trade

12

Q4 2010 Q4 2011
Operating Ratio - Reported 65.7% 74.7%
Gain/Loss on Sale of Assets 0.4% 0.1%
Operating Ratio - excluding asset sales and impairments 66.1% 74.9%
45G Credit 13.8% 2.4%
Operating Ratio - excluding 45G benefit, asset sales and impairments ¹
79.9% 77.3%
Fuel 9.2% 8.8%
Severance 0% 1.1%
Remaining expenses excluding fuel 70.6% 67.4%
% of Operating Revenue
Continued focus on operating ratio improvement

Operating Ratio – excluding 45G benefit, asset sales and impairments improved significantly despite severance costs and the unfavorable margin impact of strong engineering services growth.
Fuel improved 40 basis points.
Other expenses excluding fuel and severance improved 320 basis points.
______________________
Note: (1) See page 27 to 28 for a reconciliation to GAAP.
(2) Numbers may not add or recalculate due to rounding.

Safety trends

41
26
23
28
25
2007 2008 2009 2010 2011
FRA Reportable Personal
Injuries
2.5
1.6
1.8
2.1
1.9
2007 2008 2009 2010 2011
Personal Injury (PI) Ratio
______________________
Note: RailAmerica includes Canadian railroads and excludes Atlas.
PI ratio rate per 200,000 man hours worked.
FRA = Federal Railroad Administration.
48
44
34
30
38
2007 2008 2009 2010 2011
FRA Reportable Train
Accidents
FRA Reportable Train
Accident Ratio

Marquette Rail Acquisition

Property
126 miles of track in Western Michigan near RA’s Mid Michigan
Railroad
~15,000 cars a year of chemicals, pulp & paper and non-metallics with long term, stable customers
Quality infrastructure
Investment Rationale
Modest organic growth combined with some large new business
opportunities
Quality property near RA roads drives operating synergies
Transaction
$40 million purchase price subject to adjustments for working capital
Projections next twelve months
~ $13 million of revenue
~ $4 million of operating income (excluding closing costs) and
~ $2 million of depreciation and amortization

Wellsboro & Corning Railroad (WCOR) and Industrial Waste Group (IWG)

Property
38 miles of track between Corning, NY and Wellsboro, PA
~5,700 carloads in 2011 of frac sand, drill cuttings and
agricultural products
Four transload facilities serving gas industry and metal recyclers
Wellsboro, PA; Corning, NY; Toledo, OH; and Amelia, VA
Investment Rationale
Exposure to the growing Marcellus shale macro-economy
Bring on transload expertise and combine with existing
RailAmerica network and customers
Transaction
$18 million purchase price for 70% interest
Expected close in early Q2
Projections next twelve months
~ $17 million of revenue (100% of entity)
~ $3.5 million of operating income (excluding closing costs) and
~ $1.3 million of depreciation and amortization (100% of entity)
30% minority interest elimination from RA’s net income
Interchange with NS / CPRS
Sand Delivery Site

17

Fourth quarter 2011 EPS totaled $0.29 per share including 45G benefit

______________________
Note: Numbers may not add due to rounding.
($ in millions except EPS) Q4 2010 Q4 2011 ($) (%)
Operating revenue $127.6 $147.3 $19.7 15%
Operating expenses (83.9)       (110.1)        (26.2)       31%
Operating income $43.8 $37.2 ($6.5) -15%
Interest expense (19.2)       (17.4)
Other income (loss) 0.4          0.5
Income before taxes $25.0 $20.4 ($4.6) -19%
Provision for income taxes 7.1          5.3
Net Income $17.9 $15.0 ($2.9) -16%
EPS  - diluted $0.33 $0.29
Change

Fourth quarter 2011 adjusted net income was $0.33 per share including
$0.04 per share from 45G benefit

______________________
Note: (1) Q4 2011 cash taxes paid were $1.0 million .
(2) Numbers may not add due to rounding.
(In thousands, except per share data)
After Tax Per Share
Net income (loss) $15,025 $0.29
Add:
Amortization of swap termination costs 1,393         0.03
Acquisition costs 332            0.01
Adjusted net income $16,750 $0.33
Weighted Average common shares outstanding (diluted) 51,059
Q4 2011

Fourth quarter 2011 detailed results compared to prior year

______________________
Note: (1) See page 27 to 28 for a reconciliation to GAAP.
(2) Numbers may not add due to rounding.
(in thousands, except carloads and revenue per carload)
Q4 2010
% of
Revenue
Q4 2011
% of
Revenue
($) (%)
Carloads 215,454      211,848   (3,606)     -2%
Average Freight Revenue/Carload $455 $488 $33 7%
Freight revenue $97,987 $103,289 $5,302 5%
Non-freight revenue 29,649       44,017     14,368     48%
Operating revenue $127,636 $147,306 $19,670 15%
Labor & benefits $39,612 31% $39,819 27% $207
Equipment rents 8,262         6% 8,215      6% (47)
Purchased services 9,913         8% 16,646     11% 6,733
Diesel fuel 11,794       9% 12,974     9% 1,180
Casualties & insurance 4,319         3% 2,749      2% (1,570)
Materials 5,026         4% 9,004      6% 3,978
Joint facilities 2,122         2% 2,453      2% 331
Other expenses 9,064         7% 9,538      6% 474
Track maintenace expense reimbursement (17,589)      -14% (3,552)     -2% 14,037
Loss (gain) on sales of assets (474)           0% (201)        0% 273
Impairment of assets -             0% -          0% -
Depreciation expense 11,832       9% 12,428     8% 596
Operating expenses $83,881 65.7% $110,073 74.7% $26,192 31%
Operating income $43,755 34.3% $37,233 25.3% ($6,522) -15%
$25,692 20.1% $33,480 22.7% $7,788 30%
Change
Operating income excluding 45G benefit, asset sales and
impairments
(1)

Capital expenditures

Capital Expenditures
______________________
Note: Numbers may not add due to rounding.
($ in millions) 2010 2011 2010 2011
Maintenance $10.0 $25.7 $50.0 $66.3
Project (non-NECR) 4.8 4.8 11.6 17.4
NECR High Speed Rail Project * 2.9 8.1 2.9          52.5
45G Credit (4.2)          (1.4)         (4.2)         (5.4)
Reported Capex $13.5 $37.3 $60.3 $130.8
* Sources of NECR Project Fundin $2.9 $8.1 $2.9 $52.5
NECR Grant 2.5           5.9          2.5          37.2
Scrap Sales Related to NECR Project -           7.2          -          12.1
RA Contribution 0.4           (5.0)         0.4          3.2
Fourth Quarter Full Year

Favorable tax attributes enhance cash flow and value to shareholders

Significant federal net operating loss carryforwards (NOL’s)
Unused 45G credits of $95 million
Minimal cash tax payer
Fourth quarter 2011 summary
•
Financial statement income tax expense:     $5.3 million
•
Cash taxes paid: $1.0 million

Strong capital structure supports organic growth and strategic investments

Capitalization
______________________
Note: Numbers may not add due to rounding.
Share repurchase program
Redeemed $74 million of notes in January, 2012
Tender offer announced in February, 2012 for up to $444 million of Senior Notes
($ in millions)
At December
31, 2010
At December
31, 2011
Cash & equivalents $153.0 $91.0
Senior Secured Notes due 2017 571.2                573.6
Other debt 2.6                     2.1
Total debt $573.7 $575.7
Stockholders equity $704.7 $680.1
Total capitalization $1,278.4 $1,255.8
Total debt / Total capitalization 45% 46%
Net debt / Total capitalization 33% 39%

Q1 and Full Year Estimates

______________________
Note: (1) Assumes WCOR and IWG  closes May and Marquette closes July
(2) Assumes Senior notes remain in place at current balance and acquisitions financed with 25% cash
($ in millions) Q1 2012 FY 2012
Carload Growth (incl announced acquisitions)
(1)
1% to 3% 4% to 5%
Core Pricing ~ 4% ~ 4%
Non-freight Revenue $'s (incl announced acquisitions)
(1)
$27 to $29 $146 to $149
Operating Ratio (excluding 45G, Asset Sales & Impairments) ~ 81% 78% to 79%
Interest expense:
(2)
Swap loss amortization $1.6 $5.3
Deferred loan costs 0.6 2.3
Original issue discount 0.6 2.3
Senior note interest 12.1 48.0
Other interest 0.2 1.7
Total $15.1 $59.6
45G credits:
Operating expense benefit $0.0 $0.0
Capital expenditure benefit $0.0 $0.0
Capital expenditures:
Capex excluding 45G & NECR  High Speed Rail Project
(1)
$23 to $26 ~ $76
NECR Project (net of grants & scrap sales) ~ $1 ~ $4
Effective tax rate 37% to 38% 37% to 38%
Cash taxes ~ $1.5 $4 to $5

25

26

Operating Income and Operating Ratio Excluding 45G Benefit Reconciliation to GAAP & Operating Income
and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments Reconciliation to GAAP

______________________
Note: (1) Numbers may not add due to rounding.
Operating Income Excluding 45G Benefit, Operating Ratio Excluding 45G Benefit, Operating Income Excluding 45G Benefit, Asset Sales &
Impairments and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments are supplemental measures of profitability that are not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However,
Operating Income Excluding 45G Benefit, Operating Ratio Excluding 45G Benefit, Operating Income Excluding 45G Benefit, Asset Sales &
Impairments and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments have limitations as analytical tools. They are not measurements of our profitability under GAAP and should not be considered as alternatives to Operating Income or Operating Ratio as measures of profitability.
Operating Income Excluding 45G Benefit and Operating Ratio Excluding 45G Benefit assist us in measuring our performance and profitability of our operations without the impact of monetizing the 45G tax benefit. Operating Income Excluding 45G Benefit, Asset Sales & Impairments and Operating
Ratio Excluding 45G Benefit, Asset Sales & Impairments assist us in measuring our performance and profitability of our operations without the impact of monetizing the 45G tax benefit, Asset Sales and Impairments. The following table sets forth the reconciliation of Operating Income Excluding 45G
Benefit from our Operating Income, Operating Ratio Excluding 45G Benefit from our Operating Ratio, Operating Income Excluding 45G Benefit, Asset
Sales & Impairments from our Operating Income and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments from our Operating Ratio.
($ in thousands)
Operating revenue $124,937 $139,215 $139,665 $147,306 $551,123
Operating expense 100,734     110,517     108,177     110,073     429,501
Operating Income, reported
24,203     28,698     31,488     37,233     121,622
Operating ratio Reported 80.6% 79.4% 77.5% 74.7% 77.9%
Less: Benefit from 45G credits (4,150)       3.3% (5,133)       3.7% (3,879)       2.8% (3,552)       2.4% (16,714)      3.0%
Operating income excluding 45G Benefit
20,053     23,565     27,609     33,681     104,908
Operating ratio excluding 45G Benefit 83.9% 83.1% 80.3% 77.1% 81.0%
Net (gain) loss on sale of assets 207           -0.2% (64)            0.0% 8                0.0% (201)          0.1% (50)            0.0%
Impairment of assets -            0.0% 3,220         -2.3% 1,949         -1.4% -            0.0% 5,169         -0.9%
Operating income excluding 45G Benefit, Asset Sales & Impairments
$20,260 $26,721 $29,566 $33,480 $110,027
Operating ratio, excluding 45G Benefit, Asset Sales & Impairments 83.8% 80.8% 78.9% 77.3% 80.0%
2011
Q1 Q2 Q3 Q4 FY

Operating Income and Operating Ratio Excluding 45G Benefit Reconciliation to GAAP & Operating Income
and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments Reconciliation to GAAP (cont)

______________________
Note: (1) Numbers may not add due to rounding.
($ in thousands)
Operating revenue $114,941 $119,457 $128,257 $127,636 $490,291
Operating expense 95,740       96,397       99,766       83,881       375,784
Operating Income, reported
19,201     23,060     28,491     43,755     114,507
Operating ratio Reported 83.3% 80.7% 77.8% 65.7% 76.6%
Less: Benefit from 45G credits -            0.0% -            0.0% -            0.0% (17,589)      13.8% (17,589)      3.6%
Operating income excluding 45G Benefit
19,201     23,060     28,491     26,166     96,918
Operating ratio excluding 45G Benefit 83.3% 80.7% 77.8% 79.5% 80.2%
Net (gain) loss on sale of assets (34)            0.0% 25             0.0% (1,708)       1.3% (474)          0.4% (2,191)       0.4%
Addback IPO charge -            0.0% -            0.0% -            0.0% -            0.0% -            0.0%
Operating income excluding 45G Benefit, Asset Sales & Impairments
$19,167 $23,085 $26,783 $25,692 $94,727
Operating ratio, excluding 45G Benefit, Asset Sales & Impairments 83.3% 80.7% 79.1% 79.9% 80.7%
2010
Q1 Q2 Q3 Q4 FY

Adjusted income from continuing operations reconciliation to GAAP

______________________
Note: (1) Numbers may not add due to rounding.
Adjusted net income (loss) is a supplemental measure of profitability that is not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However, Adjusted net income (loss) has limitations as an analytical tool.  It is not a measurement of our profitability under GAAP and should not be considered as an alternative to Net income (loss) as a measure of profitability.
Adjusted net income (loss) assists us in measuring our performance and profitability of our operations without the impact of transaction costs related to debt and credit facility extinguishment, acquisitions, impairment of assets and swap termination. The following table sets forth the reconciliation of Adjusted net income (loss).
(In thousands, except per share data)
After Tax Per Share After Tax Per Share After Tax Per Share After Tax Per Share After Tax Per Share
Net income (loss) $4,085 $0.07 $8,700 $0.17 $9,058 $0.17 $15,025 $0.29 $36,868 $0.70
Add:
Amortization of swap termination costs 2,243             0.04                1,953             0.04                1,675             0.03                1,393             0.03                7,264             0.14
Impairment of assets -                  -                  1,964             0.04                1,189             0.02                -                  -                  3,153             0.06
Loss on extinguishment of credit facility -                  -                  -                  -                  439                 0.01                -                  -                  439                 0.01
Acquisition expense 44                   0.00                148                 0.00                124                 0.00                332                 0.01                648                 0.01
Adjusted net income (loss) $6,372 $0.12 $12,765 $0.24 $12,485 $0.24 $16,750 $0.33 $48,372 $0.92
Weighted Average common shares outstanding (diluted) 54,651           52,282           52,083           51,059           52,519
(In thousands, except per share data)
After Tax Per Share After Tax Per Share After Tax Per Share After Tax Per Share After Tax Per Share
Net income (loss) ($2,514) ($0.05) ($4,221) ($0.08) $7,968 $0.15 $17,884 $0.33 $19,117 $0.35
Add:
Amortization of swap termination costs 3,644             0.07                3,437             0.06                2,973             0.05                2,628             0.05                12,682           0.23
Loss on extinguishment of debt -                  -                  5,098             0.09                -                  -                  -                  -                  5,098             0.09
Acquisition (income) expense -                  -                  159                 0.00                (1,043)            (0.02)               91                   0.00                (793)                (0.01)
Adjusted net income (loss) $1,130 $0.02 $4,473 $0.08 $9,898 $0.18 $20,603 $0.38 $36,104 $0.66
Weighted Average common shares outstanding (diluted) 54,568           54,869           54,872           54,864           54,793
2011
2010
Q1 Q2 Q3 Q4 YTD
Q1 Q2 Q3 Q4 YTD
Q4
Q4

Adjusted EBITDA reconciliation to GAAP

Adjusted EBITDA, is a supplemental measure of liquidity that is not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However, Adjusted EBITDA has limitations as an analytical tool. It is not a measurement of our cash flows from operating activities under GAAP and should not be considered as an alternative to cash flow from operating activities as a measure of liquidity.
Adjusted EBITDA assists us in monitoring our ability to undertake key investing and financing functions such as making investments, transferring property, paying dividends, and incurring additional indebtedness, which are generally prohibited by the covenants under our senior secured notes unless we meet certain financial ratios and tests.  Adjusted EBITDA represents EBITDA before impairment of assets, equity compensation costs and acquisition costs.  EBITDA, also a non-GAAP financial measure, is defined as net income (loss) before interest expense, provision for (benefit from) income taxes and depreciation and amortization.
The following tables set forth the reconciliation of Adjusted EBITDA from our cash flow from operating activities (in thousands):
Q1 2011 Q2 2011 Q3 2011 Q4 2011 YTD 2011
Cash flows from operating activities to Adjusted EBITDA
Reconciliation:
Net cash provided by operating activities $ 23,123 $ 29,605 $ 19,011 $  30,550 $102,289
Changes in working capital accounts      1,015      1,659     13,940       9,156      25,770
Depreciation and amortization, including amortization of debt
issuance costs classified in interest expense    (12,945)    (12,919)    (13,148)     (13,690)     (52,702)
Amortization of swap termination costs     (3,677)     (3,201)     (2,747)      (2,283)     (11,908)
Net (loss) gain on sale or disposal of properties        (207)           64            (8)          201            50
Impairment of assets           -       (3,220)     (1,949)            -        (5,169)
Equity compensation costs     (2,609)     (2,370)     (2,402)      (2,838)     (10,219)
Financing costs           -             -          (719)            -           (719)
Deferred income taxes        (615)        (918)     (2,920)      (6,071)     (10,524)
Net income      4,085      8,700      9,058      15,025      36,868
Add:            -
Provision for income taxes      2,067      2,350      4,407       5,338      14,162
Interest expense, including amortization costs     18,591     18,143     17,792      17,397      71,923
Depreciation and amortization     11,764     11,736     11,921      12,428      47,849
EBITDA     36,507     40,929     43,178      50,188    170,802
Add:            -
Equity compensation costs      2,609      2,370      2,402       2,838      10,219
Severance - non equity      1,210           -             -         1,141       2,351
Impairment of assets           -        3,220      1,949            -         5,169
Financing costs           -             -           719            -            719
Acquisition costs           72         243         203          545       1,063
Adjusted EBITDA $ 40,398 $ 46,762 $ 48,451 $  54,712 $190,323

Adjusted EBITDA reconciliation to GAAP (continued)

Q1 2010 Q2 2010 Q3 2010 Q4 2010 YTD 2010
Cash flows from operating activities to Adjusted EBITDA Reconciliation:
Net cash provided by operating activities $ 25,440 $ 33,290 $   9,142 $  49,297 $117,169
Changes in working capital accounts    (10,191)    (13,583)     18,975      (6,050)     (10,849)
Depreciation and amortization, including amortization of debt issuance costs
classified in interest expense    (12,151)    (11,988)    (12,724)     (12,984)     (49,847)
Amortization of swap termination costs     (6,073)     (5,635)     (4,874)      (4,309)     (20,891)
Net gain (loss) on sale or disposal of properties           34          (25)      1,708          474       2,191
Loss on extinguishment of debt           -       (8,357)           -              -        (8,357)
Equity compensation costs     (1,525)     (1,965)     (2,035)      (2,009)      (7,534)
Deferred income taxes      1,952      4,042     (2,224)      (6,535)      (2,765)
Net income     (2,514)     (4,221)      7,968      17,884      19,117
Add:
(Benefit from) provision for income taxes        (530)     (2,772)      3,052       7,106       6,856
Interest expense, including amortization costs     22,704     22,153     19,735      19,183      83,775
Depreciation and amortization     10,923     10,755     11,581      11,832      45,091
EBITDA     30,583     25,915     42,336      56,005    154,839
Add:
Equity compensation costs      1,525      1,965      2,035       2,009       7,534
Loss on extinguishment of debt           -        8,357           -              -         8,357
Acquisition costs           -           261     (1,710)          149      (1,300)
Adjusted EBITDA $ 32,108 $ 36,498 $ 42,661 $  58,163 $169,430

45G tax credit

______________________
Note: (1) Numbers may not add due to rounding.
($ in millions) Q1 Q2 Q3 Q4 FY
2009 Actual
Income Statement Benefit 4.1          4.1          4.5          3.9            16.7
Capital Expenditure Benefit -          -          -          5.2            5.2
2010 Actual
Income Statement Benefit -          -          -          17.6          17.6
Capital Expenditure Benefit -          -          -          4.2            4.2
2011 Actual
Income Statement Benefit 4.2          5.1          3.9          3.6            16.7
Capital Expenditure Benefit -          4.0          -          1.4            5.4
Financial Impact of 45G Credit Assignment

Swap amortization 33 ______________________ Note: (1) Numbers may not add due to rounding. ($ in millions) 2012 2013 2014 Q1 $1.6 $0.8 $0.2 Q2 $1.4 $0.7 Q3 $1.3 $0.6 Q4 $1.1 $0.5 FY (1) $5.3 $2.5 $0.2